                         SUPPLEMENT TO PROSPECTUS FOR
                NORTH AMERICAN SENIOR FLOATING RATE FUND, INC.

                             Dated April 13, 1999

  Effective March 1, 2000, the expense limitations with respect to the Distribution Fees paid on Class B and Class C shares are being revised resulting in an increase in Total Fund Operating Expenses. Pages 3 and 4 of the Prospectus are therefore replaced in their entirety by the attached pages.

-------------------------------------------------------------------------------
                                 FUND EXPENSES
-------------------------------------------------------------------------------
  The following table and Example are intended to help you understand the direct and indirect expenses applicable to each class of shares of the Fund.

SHAREHOLDER TRANSACTION EXPENSES       Class B              Class C
-------------------------------------------------------------------------------
Sales Charge Imposed on Purchases      None                 None
 of Shares (as a percentage of
 offering price)
Sales Charge Imposed on Dividend
 Reinvestment                          None                 None
Early Withdrawal Charges               3% first year        1% first year
 (as a percentage of original purchase
  price                                2.5% second year     0% after first year
 or repurchase price, whichever is
  lower)                               2% third year
                                       1% fourth year
                                       0% after fourth year
Exchange fee                           None                 None
ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets attributable to
 common shares)(1)
                                       Class B              Class C
-------------------------------------------------------------------------------
Management Fee(2)                      0.85%                0.85%
Interest Payments on Borrowed Funds    0.00%                0.00%
Service Fee                            0.25%                0.25%
Distribution Fee (after
 reimbursement)(3)(4)                  0.10%                0.20%
Administration Fee (after
 reimbursement)(2)(4)                  0.00%                0.00%
Other Expenses                         0.25%                0.25%

                                       -----                -----
Total Fund Operating Expenses (after
 reimbursement)(4)                     1.45%                1.55%

(1) See "Management of the Fund" for additional information.

(2) The management fee and administration fee are based on a percentage of the Fund's average daily gross assets (gross assets are total assets minus all liabilities except debt).

(3) The Fund pays a distribution fee of 0.50% of average daily net assets for both Class B and Class C shares.

(4) The Fund's investment adviser has agreed to reimburse the Fund's expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.45% and 1.55% of average daily gross assets for Class B Shares and Class C Shares, respectively (gross assets are total assets minus all liabilities except debt). Absent such reimbursement, estimated expenses would be: management fee of 0.85%, interest payments on borrowed funds of 0.00%, administration fee of 0.40%, service fee of 0.25%, distribution fee of 0.50%, and other expenses of 0.25%; and total Fund operating expenses of 2.25%. This agreement may be terminated by CAM on thirty (30) days' written notice.

The Fund also has Class A Shares, which are not offered to the public. Class B Shares automatically convert into Class A Shares eight years after purchase. Class C Shares purchased on or after August 13, 1999 do not have an automatic conversion feature; Class C Shares purchased before August 13, 1999 automatically convert into Class A Shares ten years after purchase. See "Multiple Pricing System--Conversion Feature." Class A Shares are not subject to any shareholder transaction expenses. The estimated annual Fund operating expenses of Class A Shares are: management fee of 0.85%, interest payments on borrowed funds of 0.00%, administration fee of 0.40%, service fee of up to 0.25%, and other expenses of 2.00%, with total annual expenses of 1.45%. This reflects reimbursement of the 0.40% administration fee and a portion of other expenses pursuant to CAM's agreement to reimburse the Fund's expenses to the extent necessary so that total annualized Fund expenses do not exceed 1.45% of average daily gross assets. See note 4, above. Absent this reimbursement, total Fund operating expenses of Class A shares would be 3.50%.

Service and distribution fees include an asset-based sales charge; as a result long-term shareholders of the Fund may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc. ("NASD"). See "How to Buy Fund Shares."

EXAMPLE
-------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming a 5% annual return.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Class B Shares..................................  $45     $66     $79     $174
Class C Shares..................................  $26     $49     $84     $185

  Federal regulations require the Example to assume a 5% annual return, but actual return will vary. The Example assumes reinvestment of all dividends and distributions at net asset value and repurchase at the end of each period. The Example assumes that the fee waivers and reimbursements referred to under "Fund Expenses" are in effect.

  The Example should not be considered a representation of future expenses because future expenses may be greater or less than those shown.

  Actual expenses may be higher or lower than the amounts shown in the fee table and, consequently, the actual expenses incurred by an investor may be greater (in the event the expense limitations are removed) or less than the amounts shown in the Example. Moreover, while the Example assumes a 5% annual return, performance will vary and may result in a return greater or less than 5%.

  The paragraph entitled Automatic Conversion on Page 6 is replaced in its entirety with the following:

    Automatic Conversion. The Fund also has Class A Shares, which are not offered to the public. Class B shares will automatically convert to Class A Shares of the Fund eight years after purchase. Class C Shares purchased on or after August 13, 1999 do not have an automatic conversion feature; Class C shares purchased before August 13, 1999 will automatically convert to Class A Shares of the Fund ten years after purchase. Class A Shares are subject to a service fee of up to 0.25% of average annual net assets. See "Multiple Pricing System-- Conversion Feature."

  The fourth paragraph on the section entitled Advisory Arrangements on Page 18 is replaced in its entirety with the following:

    CAM has agreed to waive a portion of its advisory fee or reimburse the Fund in order to prevent the total expenses of the Fund, excluding taxes, portfolio brokerage commissions, interest, certain litigation and indemnification expenses, and extraordinary expenses, from exceeding 1.45% of average daily gross assets for Class B Shares and 1.55% of average daily gross assets for Class C Shares. This agreement may be terminated by CAM at any time on thirty (30) days' written notice.

  The last paragraph on Page 21 in the section entitled Factors for Consideration is replaced in its entirety with the following:

    There are important distinctions among the classes of shares that you should understand and evaluate in comparing the options offered by the Multiple Pricing System. Class C shares are subject to the same ongoing distribution and service fees as Class B shares but, as a result of current fee waivers and reimbursements, Class B distribution fees are 0.10% while Class C distribution fees are 0.20%, Class B Shares thus pay correspondingly higher dividends per share, Class C Shares are subject to a lower Early Withdrawal Charge and an Early Withdrawal Charge for a shorter period of time (one year as opposed to three years) than Class B shares. Class B shares convert to Class A shares in eight years whereas Class C shares upon purchase do not have a conversion feature. Class A shares are not subject to the distribution fee applicable to Class B and Class C shares, and, accordingly, may pay correspondingly higher dividends per share. However, as long as the current fee waivers and reimbursements are in effect, Class A and Class B Shares may have the same aggregate expense ratios.

0100:90531                                                     JANUARY 26, 2000

                                       3